UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2025

MARKY CORP.

(Exact name of registrant as specified in its charter)

Wyoming	000-56668	32-0689703
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Kos Ramirez Maximiliano,

President and Chief Executive Officer

San Sebastian 309, Martinica León,

Guanajuato, Mexico, 37500

Phone: + 1-860-9730746

(Address, including Zip Code, and Telephone Number, including Area Code,

of Registrant's Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company Yes [X]

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 24, 2025, the Board of Directors of Marky Corp. (“the Board”) appointed Salvador Zamora Sanchez to serve as an Independent Director of the Marky Corp. (“the Company”), effective immediately.

The business background descriptions of the newly appointed director is as follows:

Mr. Zamora Sanchez holds a Master's degree in Marketing from the University of Guadalajara, Mexico.

Since June 2009 to present, Mr. Zamora Sanchez has held various marketing positions within the technology sector, including Terán/TBWA and XYZ Tech Solutions.

On January 24, 2025, the Company declared Salvador Zamora Sanchez elected as independent director. Kos Ramirez Maximiliano continues to serve as the Director, President, Secretary, Treasurer and Chief Executive Officer of the Company.

The Board has determined that Mr. Zamora Sanchez is independent and meets the applicable independence requirements of the Over-the-counter (OTC) Markets and the Company’s understanding for determining the independence of directors. The Board has reviewed and determined that there are no material conflicts of interest that would impair Mr. Zamora Sanchez's ability to act independently on behalf of the Company. There are no family relationships between our new director and our current director. There have been no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which we were or are to be a participant, exceeding $120,000 and in which our new officer had or will have a direct or indirect material interest. There is no material plan, contract or arrangement (whether or not written) to which our new director is a party or in which he participates that is entered into or a material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2025

Marky Corp.

By:	/s/ Kos Ramirez Maximiliano
Name:	Kos Ramirez Maximiliano
Title:	Chief Executive Officer/Director (Principle Executive Officer)